UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023 (February 8, 2023)

Better World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

775 Park Avenue

New York, New York 10021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2023, Better World Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved a third amendment to the Company’s amended and restated certificate of incorporation, as amended (the “Third Charter Amendment”) to extend the date by which the Company must consummate its initial business combination from February 17, 2023 to August 17, 2023 or such earlier date as determined by the Company’s board of directors (the “Extension”). On February 8, 2023, the Company filed the Third Charter Amendment with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Third Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s stockholders approved the Third Charter Amendment extending the date by which the Company must consummate its initial business combination from February 17, 2023 to August 17, 2023 (the “Extension Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,568,380	115,756	0	0

In connection with the Meeting, stockholders holding 1,213,453 shares of the Company’s common stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $12.9 million (approximately $10.60 per share) will be removed from the Trust Account to pay such holders and approximately $31.8 million will remain in the Trust Account. Following redemptions, the Company will have 3,000,000 public shares outstanding and the Company will deposit the initial $120,000 into the Trust Account in connection with the Third Charter Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Third Amendment to the Amended and Restated Certificate of Incorporation, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

Dated: February 13, 2023	By:	/s/ Peter S.H. Grubstein
		Name:	Peter S.H. Grubstein
		Title:	Chief Financial Officer